UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2023

DENBURY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 – Regulation FD Disclosure

On July 13, 2023, Denbury Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Exxon Mobil Corporation, a New Jersey corporation (“Parent”), and EMPF Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

A copy of the joint press release issued on July 13, 2023 regarding the Merger is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In connection with the Merger, J.P. Morgan Securities LLC is acting as lead financial advisor to the Company and provided a fairness opinion to the Board of Directors. TPH&Co., the energy business of Perella Weinberg Partners, is acting as financial advisor to the Company and provided a fairness opinion to the Board of Directors. PJT Partners also provided a fairness opinion to the Board of Directors. Vinson & Elkins LLP is acting as legal counsel to the Company.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing. The submission of the information set forth in this Item 7.01 will not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1, that is provided solely in connection with Regulation FD.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between Exxon Mobil Corporation (“ExxonMobil”) and Denbury Inc. (“Denbury”), ExxonMobil and Denbury will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 filed by ExxonMobil that will include a proxy statement of Denbury that also constitutes a prospectus of ExxonMobil. A definitive proxy statement/prospectus will be mailed to stockholders of Denbury. This communication is not a substitute for the registration statement, proxy statement or prospectus or any other document that ExxonMobil or Denbury (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EXXONMOBIL AND DENBURY ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing important information about ExxonMobil or Denbury, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by ExxonMobil will be available free of charge on ExxonMobil’s internet website at www.exxonmobil.com under the tab “investors” and then under the tab “SEC Filings” or by contacting ExxonMobil’s Investor Relations Department at shareholderrelations@exxonmobil.com. Copies of the documents filed with the SEC by Denbury will be available free of charge on Denbury’s internet website at Denbury’s website at https://investors.denbury.com/investors/financial-information/sec-filings/ or by directing a request to Denbury Inc., ATTN: Investor Relations, 5851 Legacy Circle, Suite 1200, Plano, TX 75024, Tel. No. (800) 348-9030. The information included on, or accessible through, ExxonMobil’s or Denbury’s website is not incorporated by reference into this communication.

Participants in the Solicitation

ExxonMobil, Denbury, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Denbury is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 18, 2023, and in its Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 23, 2023. Information about the directors and executive officers of ExxonMobil is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 13, 2023, and in its Form 10-K for the year ended

December 31, 2022, which was filed with the SEC on February 22, 2023. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of ExxonMobil and Denbury, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals that may be required on anticipated terms and Denbury stockholder approval; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of ExxonMobil and Denbury to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against ExxonMobil, Denbury or their respective directors; the risk that disruptions from the proposed transaction will harm ExxonMobil’s or Denbury’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; the ability to retain management and other personnel; rating agency actions and ExxonMobil and Denbury’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments, including regulatory implementation of the Inflation Reduction Act, timely and attractive permitting for carbon capture and storage by applicable federal and state regulators, and other regulatory actions targeting public companies in the oil and gas industry and changes in local, national, or international laws, regulations, and policies affecting ExxonMobil and Denbury including with respect to the environment; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the merger that could affect ExxonMobil’s and/or Denbury’s financial performance and operating results; certain restrictions during the pendency of the merger that may impact Denbury’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against ExxonMobil or Denbury, and other political or security disturbances; dilution caused by ExxonMobil’s issuance of additional shares of its common stock in connection with the proposed transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in policy and consumer support for emission-reduction products and technology; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; global or regional changes in the supply and demand for oil, natural gas, petrochemicals, and feedstocks and other market or economic conditions that impact demand, prices and differentials, including reservoir performance; changes in technical or operating conditions, including unforeseen technical difficulties; those risks described in Item 1A of ExxonMobil’s Annual Report on Form 10-K, filed with the SEC on February 22, 2023, and subsequent reports on Forms 10‑Q and 8-K, as well as under the heading “Factors Affecting Future Results” on the Investors page of ExxonMobil’s website at www.exxonmobil.com (information included on or accessible through ExxonMobil’s website is not incorporated by reference into this communication); those risks described in Item 1A of Denbury’s Annual Report on Form 10-K, filed with the SEC on February 23, 2023, and subsequent reports on Forms 10-Q and 8-K; and those risks that will be described in the registration statement on

Form S-4 and accompanying prospectus available from the sources indicated above. References to resources or other quantities of oil or natural gas may include amounts that ExxonMobil or Denbury believe will ultimately be produced, but that are not yet classified as “proved reserves” under SEC definitions.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither ExxonMobil nor Denbury assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on ExxonMobil’s or Denbury’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Item 9.01 – Financial Statements and Exhibits

(d)Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Press Release, dated July 13, 2023.
104	The cover page has been formatted in Inline XBRL.

*    Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Inc. (Registrant)
Date: July 13, 2023	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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